UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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Current Report
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
September 29, 2014
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PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	72-1440714 (I.R.S. Employer Identification No.)
400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana (Address of principal executive offices)	70508 (Zip code)

Commission File Number: 001-32681

Registrant’s telephone number, including area code: (337) 232-7028
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On September 29, 2014, PetroQuest Energy, Inc., a Delaware corporation (the “Company”), and PetroQuest Energy, L.L.C., a Louisiana limited liability company (the “Borrower”), entered into the Eighth Amendment to Credit Agreement (the “Eighth Amendment”), which amends the Credit Agreement dated as of October 2, 2008, as amended by that certain First Amendment to Credit Agreement dated as of March 24, 2009, that certain Second Amendment to Credit Agreement dated as of September 30, 2009, that certain Third Amendment to Credit Agreement dated as of August 5, 2010, that certain Fourth Amendment to Credit Agreement dated as of October 3, 2011, that certain Fifth Amendment to Credit Agreement dated as of March 29, 2013, that certain Sixth Amendment to Credit Agreement dated as of June 19, 2013 and that certain Seventh Amendment to Credit Agreement dated as of March 31, 2014 (collectively, the “Credit Agreement”), with JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., Capital One, N.A., Iberiabank, Bank of America, N.A. and The Bank of Nova Scotia (collectively, “Lenders”).
Pursuant to the Eighth Amendment, the Lenders have agreed to (i) increase the Borrowing Base (as defined in the Credit Agreement) from $200 million to $220 million and (ii) increase the aggregate commitments of the Lenders from $150 million to $170 million. The Borrowing Base is based upon the valuation as of January 1 and July 1 of each year of the reserves attributable to the Company’s and its subsidiaries’ oil and gas properties and other credit factors deemed relevant by the Lenders. The Lenders and the Borrower agreed that the aforementioned increase in the Borrowing Base constituted the Scheduled Redetermination (as defined in the Credit Agreement), of the Borrowing Base scheduled for on or about September 30, 2014.
The foregoing description of the Eighth Amendment is not complete and is qualified by reference to the complete document, which is attached hereto as Exhibit 10.1 to this Form 8-K, and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Eighth Amendment is incorporated by reference into this Item 2.03.
Item 7.01. Regulation FD Disclosure
On September 30, 2014, the Company issued a press release announcing the sale of its Eagle Ford assets and borrowing base redetermination. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1
Eighth Amendment to Credit Agreement dated as of September 29, 2014, among PetroQuest Energy, Inc., PetroQuest Energy, L.L.C., JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., Capital One, N.A., Iberiabank, Bank of America, N.A. and The Bank of Nova Scotia.

99.1	Press Release dated September 30, 2014, announcing the sale of its Eagle Ford assets and borrowing base redetermination.

[Signature page follows]

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 30, 2014
PETROQUEST ENERGY, INC.

/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer and Treasurer